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                                                                   Exhibit 10.56

                           WAIVER AND FIFTH AMENDMENT
                              TO CREDIT AGREEMENT

        This Waiver and Fifth Amendment to Credit Agreement, dated as of August 11, 1997 (this "Agreement"), by and among HELLER FINANCIAL, INC. ("Heller"), a Delaware corporation with a place of business at 500 West Monroe Street, Chicago, Illinois 60661, for itself, as Lender and as agent ("Agent") for all Lenders and THOMPSON PBE, INC., a Delaware corporation ("Thompson"), with its principal place of business at 4553 Glencoe Avenue, Suite 200, Marina del Rey, California 90292, ("Borrower").

                             W I T N E S S E T H :

        WHEREAS, Borrower and Agent, on behalf of the Lenders, are parties to that certain Credit Agreement dated as of January 6, 1995 (as amended from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the definitions provided therefor in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement; and

        WHEREAS, the parties wish to amend the Credit Agreement as provided herein;

        NOW, THEREFORE, the parties agree as follows:

        1. Amendment to the Credit Agreement.

                Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definition to such subsection:

        "Revolving Loan Availability" is equal to the Maximum Revolving Loan Amount Less outstanding Revolving Loans.

                Subsection 5.1 of the Credit Agreement is hereby amended by adding the following covenant to such subsection:

        U. Minimum Revolver Availability Test. During the period in which the Company's Fixed Charge Coverage (as reported in Subsection 6.3) is below 1.00, Borrower agrees that it will maintain Revolving Loan Availability of at least $5,000,000.00.

        2.      Waiver.

                Subsections 6.2, 6.3, 6.4 and 6.5 of the Credit Agreement require that Borrower maintain certain Total Interest Coverage, Fixed Charge Coverage, Senior
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Leverage and Total Indebtedness levels, respectively, as provided therein. For the period ending June 30, 1997, Borrower's Total Interest Coverage and Fixed Charge Coverage did not meet the required levels as set forth in Subsection 6.2 and Subsection 6.3, respectively. Also, for the period ending June 30, 1997, Borrower's Senior Leverage ratio and Total Indebtedness Leverage ratio exceeded the permitted levels as set forth in Subsection 6.4 and Subsection 6.5, respectively. Additionally, Borrower anticipates that it may violate the provisions of Subsections 6.2 and 6.3 for the period ending September 30, 1997.

        Borrower's failure to comply with each of Subsections 6.2, 6.3, 6.4 and
6.5 of the Credit Agreement for the periods stated above constitutes or would constitute Events of Default under the Credit Agreement. Lenders, in the exercise of their discretion as prudent lenders, have elected to waive the Events of Default as described above for the periods stated above; provided, however, that Lenders do not waive any other Event of Default whether currently existing or hereinafter arising except as expressly provided in this waiver.

        3. Representations and Warranties. To induce Lenders to enter into this Agreement, Borrower represents and warrants to Lenders that the execution, delivery and performance by Borrower of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or Bylaws of Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon Borrower; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

        4. Conditions. The effectiveness of the amendments stated in this Agreement is subject to each of the following conditions precedent or concurrent:

                (a) Fee. Borrower's payment to Lenders of a fee equal to .25% of the total commitments. This fee will be distributed to the Lenders on a pro-rata basis in accordance with each Lender's total Commitments.

                (b) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing;

                (c) Warranties and Representations. The warranties and representations of Borrower contained in this Agreement shall be true and correct as of the effective date hereof, with the same effect as though made on such date.
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        5.      Miscellaneous.

                (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                (c) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                (d) Successors and Assigns. This Agreement shall be binding upon Borrower and Lenders and their respective successors and assigns, and shall inure to the sole benefit of Borrower and Lenders and the successors and assigns of Borrower and Lenders.

                (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the other Loan Documents remains in full force and effect.

                (g) Costs, Expenses and Taxes. Borrower affirms and acknowledges that Subsection 10.1 of the Credit Agreement applies to this Agreement and the transactions and Agreements and documents contemplated hereunder.

                (h) Required Lender Approval. As required by Subsection 10.3 of the Credit Agreement, this Fifth Amendment shall become effective as of the date first set forth above upon execution by the Borrower and Requisite Lenders and acknowledgement hereof by Grand Distributing Corp., Arnold Paint Company,


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McNeil & Sons Auto Paint, Inc., Auto Body Supply Corporation, Automotive Paint
and Supply Company, Incorporated and Santa Clara Color Service, Inc. The Lenders identified on the signature pages hereof constitute all of the Lenders as of the date first set forth above.

        (i) Ratification. The terms and provisions set forth in this Fifth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Fifth Amendment, the terms and provisions set forth in the Credit Agreement are ratified and confirmed and shall continue in full force and effect. All representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, as modified hereby, are hereby restated as of the date hereof.

        (j) Amendment; Assignment. This Fifth Amendment may not be modified, altered or amended except by an instrument in writing signed in accordance with Subsection 10.3 of the Credit Agreement. Borrower may not sell, assign or transfer this Fifth Amendment or any portion thereof, including, without limitation, any of Borrower's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder.

        (k) Severability. If any provision of this Fifth Amendment or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Fifth Amendment and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Fifth Amendment shall be severable in any such instance.

        (l) Entire Agreement. This Fifth Amendment, including all Exhibits and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to same.

        Delivered at Chicago, Illinois, as of the day and year first above written.


                           Signature Pages to Follow


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                                        THOMPSON PBE, INC.

                                        By: /s/ MICHAEL O'DONOVAN
                                            -------------------------------

                                        Name: Michael O'Donovan
                                              -----------------------------

                                        Title: Executive Vice President and
                                               ----------------------------
                                               Chief Financial Officer


                                        HELLER FINANCIAL, INC. AS AGENT

                                        By: /s/ ROBERT M. HORAK
                                            -----------------------------

                                        Name: Robert M. Horak
                                              ---------------------------

                                        Title: Assistant Vice President
                                               --------------------------


                                        GIROCREDIT BANK
                                        AKTIENGESELLSCHAFT DER SPARKASSEN

                                        By: /s/ ANCA TRIFAN
                                            -----------------------------

                                        Name: Anca Trifan
                                              ---------------------------

                                        Title: Vice President
                                               --------------------------


                                        SANWA BUSINESS CREDIT CORPORATION

                                        By: /s/ STANLEY KAMINSKI
                                            -----------------------------

                                        Name: Stanley Kaminski
                                              ---------------------------

                                        Title: Vice President
                                               --------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]



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                                        FLEET NATIONAL BANK


                                        By: /s/ ERIC VANDER MEL
                                           --------------------------------
                                        Name: Eric Vander Mel
                                             ------------------------------
                                        Title: Vice President
                                              -----------------------------

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ RICHARD P. DeGREY
                                           --------------------------------
                                        Name: Richard P. DeGrey
                                             ------------------------------
                                        Title: Vice President
                                              -----------------------------



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                                 ACKNOWLEDGMENT


        GRAND DISTRIBUTING CORP. acknowledges and consents to the terms of this Fifth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated January 5, 1995.

                                        GRAND DISTRIBUTING CORP.


                                        By: /s/ MORTIMER KLINE
                                           ---------------------------------
                                        Title: President
                                              ------------------------------



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                                 ACKNOWLEDGMENT

        ARNOLD PAINT COMPANY acknowledges and consents to the terms of this Fifth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 16, 1995.

                                        ARNOLD PAINT COMPANY


                                        By: /s/ MORTIMER KLINE
                                           --------------------------------
                                        Title: President
                                              -----------------------------




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                                 ACKNOWLEDGMENT

        MCNEIL & SONS AUTO PAINT, INC. acknowledges and consents to the terms of this Fifth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.


                                        MCNEIL & SONS AUTO PAINT, INC.



                                        By: /s/ MORTIMER KLINE
                                            -------------------------------

                                        Title: President
                                               ----------------------------





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                                 ACKNOWLEDGMENT

        SANTA CLARA COLOR SERVICE, INC. acknowledges and consents to the terms of this Fifth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.

                                        SANTA CLARA COLOR SERVICE, INC.


                                        By: /s/ MORTIMER KLINE
                                            -------------------------------

                                        Title: President
                                               ----------------------------




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                                ACKNOWLEDGMENT

        AUTO BODY SUPPLY CORPORATION acknowledges and consents to the terms of this Fifth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated October 4, 1996.

                                        AUTO BODY SUPPLY CORPORATION



                                        By: /s/ MORTIMER KLINE
                                            -------------------------------

                                        Title: President
                                               ----------------------------




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                                 ACKNOWLEDGMENT


        AUTOMOTIVE PAINT AND SUPPLY COMPANY, INCORPORATED acknowledges and consents to the terms of this Fifth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated April 19, 1996.

                                        AUTOMOTIVE PAINT AND SUPPLY COMPANY,
                                        INCORPORATED



                                        By: /s/ MORTIMER KLINE
                                            -------------------------------

                                        Title: President
                                               ----------------------------



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